               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                COHEN & STEERS REALTY SHARES, INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                       COHEN & STEERS REALTY SHARES, INC.
                   757 THIRD AVENUE, NEW YORK, NEW YORK 10017
                                 (212) 832-3232

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL 23, 1997

                            ------------------------

To the Stockholders of
COHEN & STEERS REALTY SHARES, INC.:

     NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the 'Meeting') of Cohen & Steers Realty Shares, Inc. (the 'Fund') will be held at 410 Park Avenue, New York, New York 10022, on April 23, 1997 at 10:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 24, 1997:

          1. To elect six Directors of the Fund, each to hold office for an indefinite period and until his successor is duly elected and qualified;

          2. To eliminate the fundamental investment restriction prohibiting the Fund from purchasing more than 10% of the voting securities of any issuer;

          3. To amend the Fund's fundamental investment restrictions to permit the Fund to invest up to 15% of its net assets in illiquid securities;

          4. To amend the Fund's fundamental investment restrictions to permit the Fund to invest in financial futures contracts, options thereon and similar instruments; and

          5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Directors have fixed the close of business on February 21, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Directors.

                                          By order of the Board of Directors,

                                          ROBERT H. STEERS
                                          Secretary

New York, New York
February 24, 1997

                             YOUR VOTE IS IMPORTANT

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED SATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

                                PROXY STATEMENT
                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
Introduction...............................................................................................      1

Proposal One: To Elect Directors...........................................................................      2

Proposal Two: To Eliminate the Fundamental Investment Restriction Prohibiting the Fund From Purchasing More
  Than 10% of the Voting Securities of Any Issuer..........................................................      4

Proposal Three: To Amend the Fund's Fundamental Investment Restrictions to Permit the Fund to Invest up to
  15% of its Net Assets in Illiquid Securities.............................................................      5

Proposal Four: To Amend the Fund's Fundamental Investment Restrictions to Permit the Fund to Invest in
  Financial Futures Contracts, Options Thereon and Similar Instruments.....................................      5

Certain Information Regarding the Adviser and the Administrator............................................      6

Officers of the Fund.......................................................................................      6

Solicitation of Proxies....................................................................................      6

Other Matters..............................................................................................      7

Votes Required.............................................................................................      7

Appendix A.................................................................................................    A-1


                                PROXY STATEMENT

                       COHEN & STEERS REALTY SHARES, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL 23, 1997

                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Cohen & Steers Realty Shares, Inc., a Maryland corporation (the 'Fund'), to be voted at the Special Meeting of Stockholders of the Fund, to be held at 410 Park Avenue, New York, New York
10022, on April 23, 1997 at 10:00 a.m., and at any adjournments thereof (collectively, the 'Meeting'). Such solicitation will be by mail and the cost cluding printing and mailing this Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitation) will be borne by the Fund pursuant to the terms of the investment advisory agreement referred to below. See 'Solicitation of Proxies' below. The Notice of Meeting, Proxy Statement and Proxy are being mailed to stockholders on or about February 26, 1997.

     The presence in person or by proxy of the holders of record of one-third of the shares of the Fund entitled to vote thereat shall constitute a quorum at the Meeting. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Fund present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite amount of shares entitled to vote at the Meeting shall be present. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker 'non-votes' (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a 'no' vote for purposes of obtaining the requisite approval of each proposal.

     The Board of Directors has fixed the close of business on February 21, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. The outstanding
voting shares of the Fund as of February 21, 1997 consisted of            shares
of common stock, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of the Directors, for the elimination of the fundamental investment restriction prohibiting the Fund from purchasing more than 10% of the voting securities of any issuer, for the amendment of the Fund's fundamental investment restrictions to permit the Fund to invest up to 15% of its net assets in illiquid securities, and for the amendment of the fundamental investment restrictions to permit the Fund to invest in financial futures contracts, options thereon and similar instruments. Any stockholder may revoke his proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at its offices at 757 Third Avenue, New York, New York 10017, or by signing another proxy of a later date or by personally casting his vote at the Meeting.

     The most recent annual and semi-annual reports of the Fund, including financial statements, have been previously mailed to stockholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Fund at 757 Third Avenue, New York, New York 10017,
(800) 437-9912 and they will be sent promptly by first-class mail.

                                  PROPOSAL ONE

                               TO ELECT DIRECTORS

     At the Meeting, six Directors will be elected to serve, each for an indefinite period of time and until his successor is duly elected and qualified. The nominees are Gregory C. Clark, Martin Cohen, George Grossman, Jeffrey H. Lynford, Willard H. Smith Jr. and Robert H. Steers. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees.

     Each of the nominees has consented to serve as a Director. All nominees are currently Directors of the Fund. The Board of Directors of the Fund knows of no reason why any of the nominees would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

                                                                                                    APPROXIMATE
                                                                                                 NUMBER OF SHARES
                                                                                       YEAR        BENEFICIALLY
                 NAME, POSITIONS AND OFFICES WITH THE FUND, AGE,                      FIRST      OWNED DIRECTLY OR
                    OTHER DIRECTORSHIPS AND OCCUPATIONS DURING                       BECAME A    INDIRECTLY AS OF
                               THE PAST FIVE YEARS                                   DIRECTOR         12/31/96
----------------------------------------------------------------------------------   --------    -----------------
Gregory C. Clark* ................................................................     1991              153
  Director, 50. Director, Cohen & Steers Total Return Realty Fund, Inc. ('CSTRR')
  and Cohen & Steers Realty Income Fund, Inc. ('CSRIF'). Principal of Wellspring
  Management Group, Inc. Mr. Clark's address is P.O. Box 5697, Snowmass Village,
  Colorado.

Martin Cohen** ...................................................................     1991           36,987`D'`D'
  Director and President, 48. Director, CSTRR and CSRIF, President of Cohen &
  Steers Capital Management, Inc., the Fund's investment adviser. Mr. Cohen's address is 757 Third Avenue, New York, New York.

George Grossman* .................................................................     1991                0
  Director, 43. Director, CSTRR and CSRIF. Attorney at law. Mr. Grossman's address is 17 Elm Place, Rye, New York.

Jeffrey H. Lynford* ..............................................................     1991                0
  Director, 49. Director, CSTRR and CSRIF. Chairman of Wellsford Residential
  Property Trust and of Wellsford Group, Inc. Mr. Lynford is also a Trustee of the
  National Trust for Historic Preservation. Mr. Lynford's address is 375 Park
  Avenue, New York, New York.

                                                  (table continued on next page)

(table continued from previous page)

                                                                                                    APPROXIMATE
                                                                                                 NUMBER OF SHARES
                                                                                       YEAR        BENEFICIALLY
                 NAME, POSITIONS AND OFFICES WITH THE FUND, AGE,                      FIRST      OWNED DIRECTLY OR
                    OTHER DIRECTORSHIPS AND OCCUPATIONS DURING                       BECAME A    INDIRECTLY AS OF
                               THE PAST FIVE YEARS                                   DIRECTOR         12/31/96
----------------------------------------------------------------------------------   --------    -----------------
Willard H. Smith Jr.* ............................................................     1996             279
  Director, 60. Director, CSTRR and CSRIF. Board member of Essex Property Trust,
  Inc., Highwoods Properties, Inc., Realty Income Corporation and Willis Lease
  Finance Corporation. Managing director at Merrill Lynch & Co., Equity Capital
  Markets Division from 1983 to 1995. Mr. Smith's address is 7 Slayton Drive,
  Short Hills, New Jersey.

Robert H. Steers** ...............................................................     1991           6,931`D'`D'
  Director and Chairman, 44. Director, CSTRR and CSRIF, Chairman of Cohen & Steers
  Capital Management, Inc., the Fund's investment adviser. Mr. Steers' address is
  757 Third Avenue, New York, New York.

------------

     * Member of the Audit Committee.

    ** 'Interested person,' as defined in the Investment Company Act of 1940, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment adviser.

`D'`D' Includes 5,684 shares owned beneficially and of record by Cohen  & Steers
       Capital Management, Inc., the Fund's investment adviser.

                            ---------------------------

     During the Fund's fiscal year ended December 31, 1996, the Board of Directors met four times. All of the Fund's Directors attended all of the meetings of the Board of Directors. The Fund maintains an Audit Committee of the Board of Directors which is composed of all the Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act of 1940 (the 'Act'). The Audit Committee met twice during the fiscal year ended December 31, 1996. Directors of the Fund who are not interested persons of the Fund are paid an annual retainer of $5,500 and a fee of $500 for each meeting attended and are reimbursed for the expenses of attendance at such meetings and, for the fiscal year ended December 31, 1996, such fees and expenses paid by the Fund totaled $30,500.

     As of February 21, 1997 the Directors and officers of the Fund as a group less than 1% of the shares of the Fund. The Fund knows of no person who owns beneficially more than 5% of the capital stock of the Fund.

     COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended December 31, 1996. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. In the column headed 'Total Compensation From Registrant and Fund Complex Paid to Directors,' the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 1996

                                                                         PENSION OR
                                                                         RETIREMENT
                                                                          BENEFITS      ESTIMATED          TOTAL
                                                          AGGREGATE      ACCRUED AS      ANNUAL      COMPENSATION FROM
                                                         COMPENSATION      PART OF      BENEFITS      REGISTRANT AND
                                                             FROM           FUND          UPON       FUND COMPLEX PAID
               NAME OF PERSON, POSITION                   REGISTRANT      EXPENSES     RETIREMENT      TO DIRECTORS
------------------------------------------------------   ------------    -----------   -----------   -----------------
Gregory C. Clark*, Director...........................      $7,500           N/A           N/A           $  22,500(3)
Martin Cohen**, Director and President................      $    0           N/A           N/A           $       0(3)
George Grossman*, Director............................      $7,500           N/A           N/A           $  22,500(3)
Jeffrey H. Lynford*, Director.........................      $7,500           N/A           N/A           $  22,500(3)
Willard H. Smith Jr.*, Director.......................      $5,625           N/A           N/A           $  16,875(3)
Robert H. Steers**, Director and Chairman.............      $    0           N/A           N/A           $       0(3)

------------

 * Member of the Audit Committee

** 'Interested Person,' as defined in the Act, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment adviser.

                            ---------------------------

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                  PROPOSAL TWO

              TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION
               PROHIBITING THE FUND FROM PURCHASING MORE THAN 10%
                     OF THE VOTING SECURITIES OF ANY ISSUER

     One of the Fund's fundamental investment restrictions, which may not be changed without the approval of the Fund's shareholders, provides that the Fund may not purchase more than 10% of the voting securities of any issuer. Cohen & Steers Capital Management, Inc., the Fund's investment adviser (the 'Adviser'), believes that it would be in the best interests of the Fund and its shareholders to eliminate this investment restriction. As the Fund's net assets have grown in recent years, this restriction has in a number of cases prevented the Fund from acquiring investment positions in the amounts deemed optimal by the Adviser. The Adviser believes that eliminating this restriction would therefore provide opportunities to enhance the Fund's investment return. The Fund's Board of Directors has approved the Adviser's recommendation to eliminate this investment restriction.

     Another fundamental investment restriction of the Fund provides that the Fund may not invest in companies for the purpose of exercising control. Approval of this proposal will not affect the Fund's obligation to adhere to this limitation. In addition, applicable tax regulations provide in effect that the current 10% limitation will continue to apply with respect to 50% of the Fund's total assets.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSAL TWO. IF APPROVED, THE PROPOSAL WILL TAKE EFFECT IMMEDIATELY. IF THE PROPOSAL IS NOT APPROVED, THE CURRENT INVESTMENT RESTRICTION WILL REMAIN UNCHANGED.

                                 PROPOSAL THREE

            TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
                   TO PERMIT THE FUND TO INVEST UP TO 15% OF
                       ITS ASSETS IN ILLIQUID SECURITIES

     Under the Fund's fundamental investment restrictions, the Fund may not invest in illiquid securities, as defined in the Fund's prospectus, if immediately after such investment more than 10% of the Fund's net assets (taken at market value) would be invested in such securities. This limitation was required under Securities and Exchange Commission ('SEC') guidelines in effect at the time the Fund was formed in 1991. In 1992, the SEC revised these guidelines to allow open-end investment companies to place up to 15% of their assets in illiquid securities.

     The Fund's Board of Directors has concluded that it would be in the best interests of the Fund and its shareholders to increase the Fund's limit on investment in illiquid securities to 15% of the Fund's net assets, as permitted under current SEC guidelines. Adoption of this proposal would enable the Fund to be in a position to take advantage of investment opportunities that are currently unavailable to it. The Board of Directors and the Adviser believe that the Fund's ability to meet redemption requests will not be significantly impaired if this proposal is adopted.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSAL THREE. THE REVISED INVESTMENT RESTRICTION, UPON SHAREHOLDER APPROVAL, WILL BECOME EFFECTIVE IMMEDIATELY. IF THE PROPOSAL IS NOT APPROVED, THE CURRENT INVESTMENT RESTRICTION WILL REMAIN UNCHANGED.

                                 PROPOSAL FOUR

            TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
               TO PERMIT THE FUND TO INVEST IN FINANCIAL FUTURES
               CONTRACTS, OPTIONS THEREON AND SIMILAR INSTRUMENTS

     The Fund's fundamental investment restrictions provide that the Fund may not purchase or sell commodities or commodity contracts. The Fund's Board of Directors, based on the recommendation of the Adviser, has proposed that this investment restriction be revised to provide for an exception permitting the Fund to invest in financial futures contracts, options thereon and similar instruments. A description of these instruments, how the Fund may utilize them if this proposal is adopted, and certain risks associated with them, is attached to this proxy statement as Appendix A.

     The ability to invest in financial futures contracts, options thereon and similar instruments ('financial derivative instruments') will enable the Adviser to take advantage of a number of portfolio management techniques intended to reduce risk or to enhance returns. The market for real estate securities, principally real estate investment trusts (or REITs), has grown substantially in recent years. As a result, a number of REIT indices have been developed and related futures contracts [have begun trading]. If this proposal is adopted, the Adviser will have the ability to utilize such futures contracts, and options thereon, to hedge against the risk of adverse market movements in a cost-effective manner. In addition, to the extent that the Fund's assets are invested in foreign securities (subject to the overall limit of 10% of the Fund's total assets), currency futures may be utilized to partially offset the risks of adverse changes in the exchange rates between the U.S. Dollar and foreign currencies. At times, the Adviser may utilize, to a limited extent, financial derivative instruments to enhance returns or to gain additional market exposure pending investment of the Fund's cash balances.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSAL FOUR. THE REVISED INVESTMENT RESTRICTION, IF APPROVED, WILL TAKE EFFECT IMMEDIATELY. IF THE PROPOSAL IS NOT APPROVED, THE CURRENT INVESTMENT RESTRICTION WILL REMAIN UNCHANGED.

                 CERTAIN INFORMATION REGARDING THE ADVISER AND
                    THE ADMINISTRATOR AND SUB-ADMINISTRATOR

     The Fund has retained Cohen & Steers Capital Management, Inc., a New York corporation with offices at 757 Third Avenue, New York, New York 10017, to serve as its investment adviser and manager under an investment advisory agreement dated June 28, 1991. Martin Cohen and Robert H. Steers may be deemed to be 'controlling persons' of the Adviser on the basis of their ownership of more than 10% of the Adviser's stock. Their address is 757 Third Avenue, New York, New York 10017.

     The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund. In accordance with the terms of the Administration Agreement and with the approval of the Fund's board of Directors, the Adviser has caused the Fund to retain The Chase Manhattan Bank ('Chase') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). In turn, Chase has retained Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108, to provide the administrative services called for in the Sub-Administration Agreement.

                              OFFICERS OF THE FUND

     The principal officers of the Fund and their principal occupations during the past five years are set forth below. The address of each of the following persons is 757 Third Avenue, New York, New York 10017.

     Robert H. Steers, Chairman and Secretary (see 'Proposal One: To Elect Directors,' at page 2 for biographical information).

     Martin Cohen, President (see 'Proposal One: To Elect Directors,' at page 2 for biographical information).

     Elizabeth O. Reagan, Vice President, age 34, joined the Adviser in 1987, and has been a Vice President since 1990.

                            SOLICITATION OF PROXIES

                    has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a
telephone call from a representative of                 if the Fund has not  yet
received  their vote. Authorization to permit                 to execute proxies
may obtained  by  telephonic  or electronically  transmitted  instructions  from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. The cost of this assistance is expected to be approximately $ . The costs associated with such solicitation and the Meeting will be borne by the Fund.

     In  all cases where a telephonic proxy  is solicited, the
representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and the number of shares owned and to confirm that the shareholder has received the proxy statement card  in  the mail.  If  the  information solicited  agrees  with  the
information  provided to                 by the  Fund, then the
representative will explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy
statement.                    will record  the shareholder's instructions on the
card. Within 72 hours,                   will  send the shareholder a letter  or
mailgram  to  confirm  his  or  her vote  and  asking  the  shareholder  to call immediately if his or her instructions are not correctly reflected in the confirmation.

     If the shareholder wishes to participate in the meeting of shareholders, but does not wish to give his or her proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the
proxy  or replacement proxy cards, they may contact                 toll-free at
1-800-           . Any proxy  given by a shareholder,  whether in writing or  by telephone, is recovable.

                                 OTHER MATTERS

     Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                 VOTES REQUIRED

     The presence in person or by proxy of the holders of one-third of the outstanding shares is required to constitute a quorum at the Meeting. The election of Directors, as set forth in Proposal One, will require a vote of the holders of a plurality of the Fund's shares present at the Meeting. The elimination or amendment of the Fund's fundamental investment limitations, as set forth in Proposals Two, Three and Four, will each require a majority of the Fund's outstanding voting securities (defined in the Investment Company Act of 1940 as (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company, whichever is less).

                                          By Order of the Board of Directors,

                                          ROBERT H. STEERS
                                          Secretary

February 24, 1997
New York, New York

                                                                      APPENDIX A

                   DISCUSSION OF FINANCIAL FUTURES CONTRACTS,
                    OPTIONS THEREON AND RELATED INSTRUMENTS

     The Fund will be authorized to purchase and sell financial futures contracts. A futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

     The Fund will also be authorized to buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board or trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

     At the time the Fund purchases a futures contract, an amount of cash or liquid portfolio securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian similar liquid assets, that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may 'cover' its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     An option on a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to enter into with the writer of the option a specified futures contract to purchase (in the case of a call option) or a specified futures contract to sell (in the case of a put option) some specific underlying security or index.

     The Fund will be authorized to use financial futures contracts and related options for 'bona fide hedging' purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ('CFTC'). The Fund will also be authorized to enter into such contracts and related options for nonhedging purposes, for example, to enhance total return or provide market exposure pending the investment of cash balances, but only to the extent that aggregate initial market deposits plus premiums paid by it for open futures options positions, less the amount by which any such positions are 'in-the-money,' would not exceed 5% of the Fund's total assets. The Fund may lose the expected benefit of the transactions if interest rates, currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in interest rates, currency exchange rates or securities prices may also result in poorer overall performance than if the Fund had not entered into any futures transactions.

     The Fund will be authorized to enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ('foreign currency futures'). This investment technique will be used only to hedge against anticipated future changes in exchanges in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of currency futures will usually depend on the investment adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

                       COHEN & STEERS REALTY SHARES, INC.
                                757 Third Avenue
                            New York, New York 10017
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Revoking any such prior appointments, the undersigned appoints Martin Cohen and Robert H. Steers (or if only one shall act then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Realty
Shares, Inc. (the 'Fund') registered in the name of the undersigned at the Special Meeting of the Stockholders to be held at 410 Park Avenue, New York, New York 10022 on April 23, 1997 at 10:00 a.m. and at any adjournments thereof:

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

1. To elect Directors.    [ ] FOR all nominees listed below (except as      [ ] WITHHOLD AUTHORITY
                              marked to the contrary below)                     for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)
   Gregory C. Clark,   Martin Cohen, George Grossman,  Jeffrey H. Lynford,   Willard H. Smith Jr.,   Robert H. Steers

2. To eliminate the fundamental investment restriction prohibiting the      FOR [ ] AGAINST [ ] ABSTAIN [ ]
   Fund from purchasing more than 10% of the voting securities of any issuer.

3. To amend the Fund's fundamental investment restrictions to permit the    FOR [ ] AGAINST [ ] ABSTAIN [ ]
   Fund to invest up to 15% of its net assets in illiquid securities.

4. To amend the Fund's fundamental investment restrictions to permit the    FOR [ ] AGAINST [ ] ABSTAIN [ ]
   Fund to invest in financial futures contracts, options thereon and similar instruments.

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all nominees for Director and FOR
Proposals 2, 3 and 4.

                                       Receipt   acknowledged   of   the   Proxy
                                       Statement  for  the  Special  Meeting  of
                                       Stockholders  to  be  held  on  April 23,
                                       1997.

                                        ........................................
                                        Signed

                                        ........................................

                                        Date ............................ , 1997

                                       I (we) do [ ] do not [ ] expect to be present at the meeting.



                           STATEMENT OF DIFFERENCES

The section mark symbol shall be expressed as 'SS'

The dagger symbol shall be expressed as `D'